American Century Capital Portfolios, Inc. Prospectus and Summary Prospectus Supplement Market Neutral Value Fund
Supplement dated May 15, 2015 ■ Prospectus and Summary Prospectus dated August 1, 2014

Effective June 30, 2015, the Market Neutral Value Fund will be renamed the AC AlternativesTM Market Neutral Value Fund.

©2015 American Century Proprietary Holdings, Inc. All rights reserved.
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